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                                                                      Exhibit 10

      Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors" in the Post-Effective Amendment No. 8 to the Registration Statement (Form N-4 No. 33-27783) and related Statement of Additional Information pertaining to the Lincoln National Variable Annuity Account H and to the use therein of our reports (a) dated February 7, 1996 with respect to the consolidated financial statements of The Lincoln National Life Insurance Company and (b) dated March 6, 1996 with respect to the financial statements of Lincoln National Variable Annuity Account H.


                             /S/ ERNST & YOUNG LLP

Fort Wayne, Indiana

March 25, 1996